Exhibit 32

CERTIFICATION OF PERIODIC REPORT OF
PRINCIPAL EXECUTIVE OFFICER
AND OF
PRINCIPAL FINANCIAL OFFICER
OF

ENERGY EAST CORPORATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          We, Wesley W. von Schack, Chairman, President & Chief Executive Officer, and Kenneth M. Jasinski, Executive Vice President and Chief Financial Officer, of Energy East Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) Energy East Corporation's Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 (the "Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Energy East Corporation.
Date: November 3, 2005	/s/Wesley W. von Schack Wesley W. von Schack Chairman, President & Chief Executive Officer
Date: November 3, 2005	/s/Kenneth M. Jasinski Kenneth M. Jasinski Executive Vice President and Chief Financial Officer